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EXHIBIT 10.3


                               AMENDMENT AGREEMENT

         This Amendment ("AMENDMENT") is made to that certain Securities Purchase Agreement ("PURCHASE Agreement") dated as of March 15, 2004 by and between Island Pacific, Inc. (the "COMPANY") and Midsummer Investment, Ltd. ("PURCHASER"), the 9% Secured Convertible Debenture issued to the Purchaser pursuant to the Purchase Agreement (the "9% DEBENTURE"), the Common Stock Purchase Warrant to purchase 434,783 shares of the Company's common stock issued to the Purchaser pursuant to the Purchase Agreement (the "WARRANT") and the Registration Rights Agreement dated Marcg 15, 2004 between the Purchaser and the Company (the "Registration Rights Agreement").

         WHEREAS, on June 15, 2005 the Company issued to the Purchaser a Secured Convertible Term Note due June 15, 2008 (the "TERM NOTE").

         WHEREAS, the parties wish to amend certain terms of the 9% Debenture, the Term Note, the Purchase Agreement and the Registration Rights Agreement, acknowledge certain obligations of the Company pursuant to the terms of such documents and in consideration therefor, issue an additional warrant to the Purchaser and adjust prior existing warrants held by the Purchaser.

         WHEREAS, capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. MATURITY DATE. The definition of Maturity Date set forth in the first sentence of the second paragraph of the Debenture is amended to extend such Maturity Date to September 30, 2006. Upon the execution of this Amendment, Purchaser will return the original copy of the 9% Debenture to the Company to be cancelled and reissued with the extended Maturity Date. Within ten (10) days of its receipt of the originally executed 9% Debenture, the Company will deliver a new 9% Debenture to Purchaser that reflects the extended Maturity Date.

                  2. ADDITIONAL WARRANT. In consideration for the extension of the due date as provided for in Section 1, the Company shall deliver to the Purchaser a non-callable additional warrant (the "ADDITIONAL WARRANT"), in substantially the form attached hereto as EXHIBIT A to purchase up to 1,610,005 shares of Common Stock (subject to adjustment therein) with an exercise price equal to $0.20.

                  3. PAYMENT OF ACCRUED BUT UNPAID INTEREST. Commencing on April 28, 2006 and on the last Trading Day of each month thereafter until the last payment on September 29, 2006, with respect to the 9% Debenture, and on August 28, 2006, with respect to the Term Note, the Company shall pay the Purchaser, on each such date, the amount of $35,613 as

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         payment in full of all accrued but unpaid interest on the 9% Debenture and Term Note. Any failure to make payments in full on such date shall require the Company to pay Late Fees thereon pursuant to the terms of the 9% Debenture and Term Note, respectively. Thereafter, to the extent any amounts remaining outstanding under the 9% Debenture or Term Notes, the Company shall make regularly scheduled interest payment pursuant to the terms of the 9% Debentures and Term Notes, respectively.

                  4. ADJUSTMENT OF PRIOR ISSUED WARRANTS. The exercise prices of the Warrant, the warrant to purchase 138,158 shares of common stock dated July 1, 2003, the warrant to purchase 629,143 shares of common stock dated March 31, 2003 and the warrant to purchase 200,000 shares of common stock dated November 30, 2004, shall be immediately and forever reduced to equal $0.01 (subject to adjustment therein) without any further action required by the Purchaser or the Company to effectuate such adjustment (although the Purchaser may require the Company to issue new warrants reflecting such adjustment). Such adjustment shall be effective immediate and apply to all exercises of such warrants by the Purchaser from and after the date hereof.

                  5. DOCUMENTS. The rights and obligations of the Purchaser and of the Company with respect to the Additional Warrant and the shares of Common Stock issuable thereunder (the "ADDITIONAL UNDERLYING SHARES") shall be identical in all respects to the rights and obligations of the Purchaser and of the Company with respect to the Warrants and the Underlying Shares issued and issuable pursuant to the Purchase Agreement. Any rights of the Purchaser or covenants of the Company which are dependent on the Purchaser holding securities of the Company or which are determined in magnitude by such Purchaser's purchase of securities pursuant to the Purchase Agreement shall be deemed to include any securities purchased or issuable hereunder. The Purchase Agreement is hereby amended so that the terms "Warrants" and "Underlying Shares" therein include the Additional Warrant and the Additional Underlying Shares. Additionally, the Registration Rights Agreement is hereby amended so that the term "Registrable Securities" includes in the calculation thereof the Additional Underlying Shares and "Warrants" includes the Additional Warrant issued hereunder; PROVIDED, HOWEVER, as to the Additional Underlying Shares only, "date hereof" where used shall be deemed the date hereof.

                  6. INCORPORATION BY REFERENCE. Except as set forth in this Amendment, each of the Purchase Agreement and the Registration Rights Agreement (with all exhibits attached thereto) are hereby incorporated by reference and made a part hereof. The Company shall deliver to the Purchaser an opinion of Company counsel as to the issuance of the Additional Warrant hereunder substantially in the form of opinion delivered pursuant to the Purchase Agreement to the purchaser signatory thereto.


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                  7. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company
         hereby makes the representations and warranties set forth below to the Holder that as of the date of its execution of this Amendment:

                           (a) AUTHORIZATION; ENFORCEMENT. The Company has the
                  requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Amendment and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Amendment by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This Amendment has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                           (b) NO CONFLICTS. The execution, delivery and
                  performance of this Amendment by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.


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                           (c) ISSUANCE OF THE ADDITIONAL WARRANTS. The
                  Additional Warrant is duly authorized and, upon the execution of this Amendment by a Purchaser, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Additional Underlying Shares, when issued in accordance with the terms of the Additional Warrant, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Additional Underlying Shares at least equal to the Required Minimum on the date hereof.

                           (d) OTHER EVENTS OF DEFAULT. As of the date of this
                  Amendment after giving effect to this Agreement and the Amendment and Waiver between the Company and Purchaser dated on or about the date of this Agreement (the "Amendment and Waiver"), to the knowledge of the Company, no Event of Default exists.

                  8. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Company that:

                           (a) The execution and delivery of this Amendment by
                  it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf.

                           (b) This Amendment has been duly executed and
                  delivered by the Purchaser and constitutes the valid and binding obligation of the Holder enforceable against it in accordance with its terms.

                           (c) The Purchaser is acquiring the Additional Warrant
                  and the Additional Underlying Shares as principal for its own account and not with a view to or for distributing or reselling such securities or any part thereof, without prejudice, however, to such Purchaser's right at all times to sell or otherwise dispose of all or any part of such securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Additional Warrant and the Additional Underlying Shares for any period of time or limit such Purchaser's right to sell such securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Additional Warrant and Additional Underlying Shares hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of such securities.


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                           (d) The Purchaser's representations and warranties
                  set forth in Section 3.2(c)-(e) of the Purchase Agreement remain true and correct as of the date of this Amendment.

                           (e) As of the date of this Amendment after giving
                  effect to this Amendment and the Amendment and Waiver, to the knowledge of the Purchaser, no Event of Default exists.

                  9. PUBLIC DISCLOSURE. The Company shall publicly disclose this Amendment in a Current Report on Form 8-K within 4 Trading Days of the date hereof describing the material terms of the transactions contemplated hereby and attaching a copy of this Amendment thereto.

                  10. EFFECT ON PURCHASE AGREEMENT. Except as expressly set forth above, all of the terms and conditions of the Purchase Agreement, the Debenture and the Warrant shall continue in full force and effect after the execution of this Amendment, and shall not be in any way changed, modified or superseded by the terms set forth herein, including but not limited to, any other obligations the Company may have to the Purchaser under the Transaction Documents (such as anti-dilution rights). The Company covenants and agrees to continue to honor all provisions of the Purchase Agreement, and shall use best efforts to facilitate the sale of all shares of Common Stock held by Purchaser pursuant to Rule 144.

                  11. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  12. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Purchase Agreement.

                  13. SURVIVAL. All warranties and representations (as of the date such warranties and representations were made) made by the parties herein or in any certificate or other instrument delivered by either party or on its behalf under this Amendment shall be considered to have been relied upon by the parties hereto and shall survive the execution of the Amendment.

                  14. EXECUTION. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.


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                  15. SEVERABILITY. If any provision of this Amendment is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Amendment.

                  16. GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined pursuant to the Governing Law provision of the Purchase Agreement.

                  17. ENTIRE AGREEMENT. This Amendment, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

                  18. CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Amendment and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                             ***********************


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         Executed as of March __, 2006 by the undersigned duly authorized representatives of the Company and Purchaser:


ISLAND PACIFIC, INC.


By: __________________________________
         Name:
         Title:


Name of Purchaser: _______________________________________
SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: _______________________________ Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________


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                                    EXHIBIT A
                                    ---------

                                 FORM OF WARRANT



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